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                                Exhibit 10.10E

                               Third Amendment of
                   SWWC Right of First Refusal Agreement and
                          SWWC Call Purchase Agreement


     This Third Amendment of SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement is made and entered into by RTNT, Inc., a Texas Corporation ("RTNT') and Southwest Water Company, Inc., a Delaware Corporation ("SWWC") to be effective the 31st day of March 1999.

                                    RECITALS

     WHEREAS, SWWC and RTNT have previously entered into an SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement ("SWWC Call Agreement") which was executed as of May 23, 1996; and

     WHEREAS this SWWC Call Agreement placed certain restrictions on stock in Windermere Utility Co., Inc. ("WUC") held by RTNT; and

     WHEREAS SWWC AND RTNT have previously entered into a "First Amendment of SWWC Right of First Refusal Agreement and SWWC Call purchase Agreement" ("SWWC First Amendment") which was effective the 22nd day of May 1998; and

     WHEREAS SWWC AND RTNT have previously entered into a "Second Amendment of SWWC Right of First Refusal Agreement and SWWC Call purchase Agreement" ("SWWC Second Amendment") which was effective the 30th day of December 1998; and

     WHEREAS this SWWC Call Agreement gave SWWC certain rights to the WUC stock held by RTNT; and

     WHEREAS the SWWC Call Agreement had certain time periods in which the rights of RTNT were exercisable; and

     WHEREAS SWWC and RTNT also entered into a "RTNT Right of First Refusal and RTNT Call Purchase Agreement" ("SWWC Call Agreement"); and

     WHEREAS SWWC AND RTNT also entered into a "First Amendment of RTNT Right of First Refusal Agreement and SWWC Call purchase Agreement" ("RTNT First Amendment"); and

     WHEREAS SWWC AND RTNT also entered into a "Second Amendment of RTNT Right of First Refusal Agreement and SWWC Call purchase Agreement" ("RTNT Second Amendment"); and

     WHEREAS SWWC and RTNT also entered into a "Third Amendment of RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement ("RTNT Third Amendment"); and

     WHEREAS the parties hereto being the parties to the SWWC Call Agreement, the SWWC First Amendment, the SWWC Second Amendment, the RTNT Call Agreement, the

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RTNT First Amendment, the RTNT Second Amendment, and the RTNT Third Amendment,
for various reasons wish to extend all the time periods for the exercise of the various rights of SWWC under the SWWC Call Agreement; and

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and ten dollars ($10.00) and other good and valuable consideration hereinafter set forth and for other good and valuable consideration including but not limited to the promises of the parties, the parties hereby agree as follows:

1. The first sentence of Paragraph 1 of the SWWC RTNT Call Agreement which is entitled "Restriction on RTNT Stock" shall be amended to read as follows:

     "RTNT shall not sell, transfer, assign, or otherwise dispose of the RTNT WUC stock or any portion thereof to any person or entity for period ending three hundred sixty (360) days after September 30, 1999."

2. The provisions of Paragraph 2 of the SWWC Call Agreement which is entitled "Call by SWWC," specifically, the first sentence of Paragraph 2 of the SWWC Call Agreement shall be amended to read as follows:

     SWWC shall have, for a period beginning on the day after March 31, 1999 and ending three hundred sixty (360) days after September 30, 1999, the right to require RTNT to sell all of the RTNT WUC stock it owns in WUC at that time."

3. Paragraph 3 of the SWWC Call Agreement which is entitled "Offer to RTNT" shall be amended by amending the first sentence to read as follows:

     "RTNT shall, after such three hundred sixty (360) days following the third anniversary hereof, not sell, transfer, assign, or otherwise dispose of the RTNT WUC Stock or any portion thereof to any person and/or entity except as provided herein."

4. The first sentence of Paragraph 4 of the SWWC Call Agreement entitled "RTNT Call Agreement: shall be amended as follows:

     "The provisions of Paragraphs 1, 2, and 3 above have no further effect if prior to September 30, 1999, exercises its right to call upon SWWC to sell all of its stock in WUC pursuant to the RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement of even date herewith and closes and funds said purchase."

5. The SWWC Call Agreement, the RTNT Call Agreement, the SWWC First Amendment, the SWWC Second Amendment, the RTNT First Amendment, the Second Amendment the Third Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement, the Third Amendment to RTNT Right of first Refusal Agreement and RTNT Call Purchase Agreement, and the Equity Agreement and the documents referred to therein, (a) constitute the entire agreement among the parties and supercede all prior agreements and understanding, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall constitute one and the same instrument, (c) except as expressly set forth herein, shall inure to the benefit of, and be binding upon, the successors, assigns. legal representatives, administrators, and heirs of each party and are not intended to confer upon any person other than the parties and their successors assigns, legal representatives, administrators, and heirs any rights or remedies

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hereunder, and (d) shall be governed in all respects. including validity, interpretation, and effect by the laws of the state of Texas. The captions in this First Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement are for convenience of reference only and shall not affect its interpretation in any respect.

6. Any notice consent or communication required or permitted to be given under this First Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement must be in writing and delivered to a person or by confirmed facsimile or by registered mail, return receipt requested, postage prepaid addressee restricted as follows:

          To: RTNT, Inc.,
          P.O. Box 161173
          Austin Texas 78716
          (tel.) 512-327-0869
          (fax) 512-327-0869

          To: Southwest Water Company
          225 North Barranca Avenue Suite 200
          West Covina California 91791-1605
          (tel.) 626-915 1551
          (fax) 626-915-1558


     ANY SUCH NOTICE CONSENT OR OTHER COMMUNICATION SHALL BE DEEMED GIVEN WHEN DELIVERED IN PERSON OR SENT BY CONFIRMED FACSIMILE OR IF MAILED, FIVE (5) DAYS AFTER MAILING.

6. Any provision of this Third Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement which is prohibited or unenforceable in any jurisdiction as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Third Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. This Third Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement shall be subject to the RTNT and SWWC Arbitration Agreement dated to be effective the 23rd of May 1996.

8. This Third Amendment to SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement shall be binding upon and inure to the benefit of SWWC and RTNT and their respective successors, representatives and assigns.

9. For purposes hereof, a facsimile copy of this Third Amendment of SWWC Right of First Refusal and SWWC Call Purchase Agreement including the signature pages hereto, shall be deemed to be an original. Notwithstanding the forgoing, the parties shall deliver original execution copies of this Second Amendment of SWWC Right of First Refusal and SWWC Call Purchase Agreement to one another immediately after execution.

Executed as of the 30th day of March 1999, to be effective the 31st day of March 1999.

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                              RTNT, INC., a Texas Corporation


                              By: /s/ Thom W. Farrell
                                 --------------------
                                  THOM W. FARRELL, PRESIDENT


                              SOUTHWEST WATER COMPANY


                              By: /s/ Anton C. Garnier
                                 ---------------------
                                  ANTON C. GARNIER, PRESIDENT



ATTEST:

/s/ Peter J. Moerbeek
---------------------
PETER MOERBEEK, VICE PRESIDENT
AND SECRETARY

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